SHARE EXCHANGE AGREEMENT

by and among

FUTURE HEALTHCARE OF AMERICA

NATUR HOLDING B.V.

and

THE SEVERAL SHAREHOLDERS OF

NATUR HOLDING B.V.

Dated as of September 21, 2018

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ARTICLE I Exchange of Shares

1

Section 1.1

Share Exchange.

1

Section 1.2

Closing.

1

ARTICLE II Representations and Warranties of the Shareholders

1

Section 2.1

Good Title.

2

Section 2.2

Power and Authority.

2

Section 2.3

No Conflicts.

2

Section 2.4

Litigation.

2

Section 2.5

No Finder’s Fee.

2

Section 2.6

Purchase Entirely for Own Account.

2

Section 2.7

Available Information.

2

Section 2.8

Non-Registration.

2

Section 2.9

Restricted Securities.

3

Section 2.10

Regulation S

3

Section 2.11

Legends.

3

Section 2.12

Opinion

4

Section 2.13

Disclosure.

4

ARTICLE III Representations and Warranties of Natur

4

Section 3.1

Organization and Qualification

4

Section 3.2

Subsidiaries

4

Section 3.3

Authorization; Enforcement

5

Section 3.4

No Conflicts

5

Section 3.5

Filings, Consents and Approvals

5

Section 3.6

Capitalization

5

Section 3.7

Financial Statements

6

Section 3.8

Material Changes; Undisclosed Events, Liabilities or Developments

6

Section 3.9

Litigation

6

Section 3.10

Labor Relations

6

Section 3.11

Compliance

7

Section 3.12

Regulatory Permits

7

Section 3.13

Title to Assets

7

Section 3.14

Intellectual Property

7

Section 3.15

Insurance

7

Section 3.16

Transactions with Affiliates and Employees

8

Section 3.17

Certain Fees

8

Section 3.18

Tax Status

8

Section 3.19

Foreign Corrupt Practices

8

Section 3.20

No Disagreements with Accountants and Lawyers

8

Section 3.21

Office of Foreign Assets Control

8

Section 3.22

Money Laundering

8

Section 3.23

No Disqualification Events

9

Section 3.24

Disclosure

9

ARTICLE IV Representations and Warranties of Futu

9

i

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Section 4.1

Organization, Standing and Power.

9

Section 4.2

Subsidiaries; Equity Interests.

9

Section 4.3

Capital Structure.  Except as set forth in Schedule 4.3, t

10

Section 4.4

Authority; Execution and Delivery; Enforceability.

10

Section 4.5

No Conflicts; Consents.

10

Section 4.6

Taxes.

11

Section 4.7

Benefit Plans.

11

Section 4.8

ERISA Compliance; Excess Parachute Payments.

11

Section 4.9

Litigation.

11

Section 4.10

Compliance with Applicable Laws.

12

Section 4.11

Contracts.

12

Section 4.12

Title to Properties.

12

Section 4.13

Intellectual Property.

12

Section 4.14

Labor Matters.

12

Section 4.15

SEC Documents; Undisclosed Liabilities.

12

Section 4.16

Transactions With Affiliates and Employees

13

Section 4.17

Internal Accounting Controls

13

Section 4.18

Accountants

13

Section 4.19

No Disqualification Events

14

Section 4.20

Solvency.

14

Section 4.21

Application of Takeover Protections.

14

Section 4.22

Investment Company.

14

Section 4.23

Foreign Corrupt Practices.

14

Section 4.24

Office of Foreign Assets Control

14

Section 4.25

U.S. Real Property Holding Corporation

15

Section 4.26

Money Laundering

15

Section 4.27

Absence of Certain Changes or Events

15

Section 4.28

Certain Registration Matters

16

Section 4.29

Listing and Maintenance Requirements

16

Section 4.30

Disclosure.

16

Section 4.31

No Undisclosed Events, Liabilities, Developments or Circumstances.

16

Section 4.32

No Additional Agreements.

16

ARTICLE V Conditions to Closing

17

Section 5.1

Futu Conditions Precedent.

17

Section 5.2

Natur and Shareholders Conditions Precedent.

19

ARTICLE VI Covenants

20

Section 6.1

Public Announcements.

20

Section 6.2

Fees and Expenses.

20

Section 6.3

Continued Efforts.

20

Section 6.4

Exclusivity.

20

Section 6.5

Access.

21

Section 6.6

Preservation of Business.

21

Section 6.7

Resignations and Appointments.

21

Section 6.8

Dissolution Plan.

21

Section 6.9

Adoption of Option Agreements of Natur.

21

ii

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Section 6.10

Blue Sky Laws.

21

Section 6.11

Filing of 8-K.

21

Section 6.12

Post-Exchange Actions.

22

Section 6.13

Shareholders’ Lock-Up.

22

ARTICLE VII Miscellaneous

22

Section 7.1

Notices.

22

Section 7.2

Amendments; Waivers; No Additional Consideration.

23

Section 7.3

Termination.

23

Section 7.4

Replacement of Securities.

23

Section 7.5

Remedies.

24

Section 7.6

Limitation of Liability.

24

Section 7.7

Interpretation.

24

Section 7.8

Severability.

24

Section 7.9

Counterparts; Facsimile Execution.

24

Section 7.10

Entire Agreement; Third Party Beneficiaries.

24

Section 7.11

Governing Law.

25

Section 7.12

Assignment.

25

Annex A

Schedule of Shares Exchanged

Annex B

Definitions

iii

3056447.11

SHARE EXCHANGE AGREEMENT

This SHARE EXCHANGE AGREEMENT (this “Agreement”), dated as of September 21, 2018, is by and among Future Healthcare of American, a Wyoming corporation (“Futu”), Natur Holding B.V., a company formed under the laws of The Netherlands (“Natur”), and the several shareholders of Natur identified on Annex A hereto (collectively the “Shareholders”).  Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively, as the “Parties.”  Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in Annex B hereto.

BACKGROUND

A.

Natur has 1,037,397 ordinary shares (the “Natur Stock”) issued and outstanding, all of which Natur Stock is collectively held by the Shareholders.  The Shareholders are the record and beneficial owners of the number of shares of Natur Stock set forth opposite the Shareholder’s name on Annex A hereto.  The Shareholders have agreed to transfer all of their respective shares of Natur Stock in exchange for a number of newly issued shares of the common stock, $0.001 par value per share, of Futu (the “Futu Stock”) that will constitute approximately 71% of the issued and outstanding capital stock of Futu on a fully diluted basis after giving effect to the closing of the transactions contemplated by this Agreement. The number of shares of Futu Stock to be received by the Shareholders is listed opposite the Shareholder’s name on Annex A.  The aggregate number of shares of Futu Stock that is reflected on Annex A is referred to herein as the “Shares.”

B.

The Board of Directors of each of Futu and Natur has determined that it is desirable to effect this plan of reorganization by means of a share exchange.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I
Exchange of Shares

Section 1.1

Share Exchange.

At the Closing, each of the Shareholders shall sell, transfer, convey, assign and deliver to Futu its Natur Stock, free and clear of all Liens, in exchange for the Futu Stock listed on Annex A opposite the Shareholder’s name.

Section 1.2

Closing.

The closing (the “Closing”) of the transactions contemplated hereby (the “Transactions”) shall take place at the offices of Golenbock Eiseman Assor Bell & Peskoe LLP in New York, New York, commencing at 10:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the Transactions (other than conditions with respect to actions that the respective parties will take at Closing) or such other date and time as the Parties may mutually determine (the “Closing Date”).

ARTICLE II
Representations and Warranties of the Shareholders.

Each of the Shareholders hereby, severally and not jointly, represents and warrants to Futu with respect to itself only and not as to any other Shareholder, as follows.

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Section 2.1

Good Title.

The Shareholder is the record and beneficial owner, and has good title to its Natur Stock, which Natur Stock represents the percentage of ownership in Natur of all of the outstanding Nature Stock set forth in Annex A and Schedule 3.6, with the right and authority to sell and deliver such Natur Stock pursuant to this Agreement.  Upon delivery of any certificate or certificates duly assigned, representing the same as herein contemplated and/or upon registering of Futu as the new owner of such Natur Stock in the share register of Natur, Futu will receive good title to such Natur Stock, free and clear of all Liens.

Section 2.2

Power and Authority.

The Shareholder has the legal power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  All acts required to be taken by the Shareholder to enter into this Agreement and to carry out the Transactions have been properly taken.  This Agreement constitutes a legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with the terms hereof.

Section 2.3

No Conflicts.

The execution and delivery of this Agreement by the Shareholder and the performance by the Shareholder of its obligations hereunder in accordance with the terms hereof: (a) will not require the consent of any third party or Governmental Entity under any Laws; (b) will not violate any Laws applicable to the Shareholder; and (c) will not violate or breach any contractual obligation to which the Shareholder is a party.

Section 2.4

Litigation.

There is no pending proceeding against the Shareholder that involves the Natur Stock or that challenges, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the Transactions and, to the knowledge of the Shareholder, no such proceeding has been threatened, and no event or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such proceeding.

Section 2.5

No Finder’s Fee.

The Shareholder has not created any obligation for any finder’s, investment banker’s or broker’s fee in connection with the Transactions that are not payable entirely by the Shareholder.

Section 2.6

Purchase Entirely for Own Account.

The Shareholder is acquiring the Futu Stock proposed to be acquired hereunder for investment for its own account and not with a view to the resale or distribution of any part thereof, and the Shareholder has no present intention of selling or otherwise distributing the Futu Stock, except in compliance with applicable securities laws.

Section 2.7

Available Information.

The Shareholder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in Futu and has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Futu Stock.

Section 2.8

Non-Registration.

The Shareholder understands that the Futu Stock has not been registered under the Securities Act and, if issued in accordance with the provisions of this Agreement, will be issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Shareholder’s representations as expressed herein. The Shareholder understands that it has no right to cause or otherwise request that the Futu Stock be registered for resale under the United States or individual state securities laws, and may have to hold the Futu Stock for an indefinite period. The non-registration shall have no prejudice with respect to any rights, interests, benefits and entitlements attached to the Futu Stock in accordance with Futu’s charter documents or the laws of its jurisdiction of incorporation.

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Section 2.9

Restricted Securities.

The Shareholder understands that the Futu Stock that it will acquire is characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by the Shareholder pursuant hereto, the Futu Stock would be acquired in a transaction not involving a public offering. The issuance of the Futu Stock hereunder is being effected in reliance upon an exemption from registration afforded under Section 4(a)(2) of the Securities Act for transactions by an issuer not involving a public offering. The Shareholder further acknowledges that if the Futu Stock is issued to the Shareholder in accordance with the provisions of this Agreement, such Futu Stock may not be resold without registration under the Securities Act or the existence of an exemption therefrom.  The Shareholders represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

Section 2.10

Regulation S.

No offer to enter into this Agreement has been made by Futu to the Shareholder in the United States.  Neither the Shareholder nor any of its respective affiliates or any persons acting on its behalf or on behalf of any affiliate, has engaged or will engage in any activity undertaken for the purpose of, or that reasonably could be expected to have the effect of, conditioning the markets in the United States for the Futu Stock, including, but not limited to, effecting any sale or short sale of securities, prior to the expiration of any restricted period contained in Regulation S promulgated under the Securities Act (any such activity being defined herein as a “Directed Selling Effort”).  To the best knowledge of the Shareholder, this Agreement and the transactions contemplated herein are not part of a plan or scheme to evade the registration provisions of the Securities Act, and the Futu Stock is being acquired for investment purposes by the Shareholder.  The Shareholder agrees that all offers and sales of the Futu Stock from the date hereof and through the expiration of any restricted period set forth in Rule 903 of Regulation S (as the same may be amended from time to time hereafter) shall not be made to U.S. Persons (within the meaning of Regulation S) or for the account or benefit of U.S. Persons and shall otherwise be made in compliance with the provisions of Regulation S and any other applicable provisions of the Securities Act.  Neither the Shareholder or any of its representatives has conducted any Directed Selling Effort as that term is used and defined in Rule 902 of Regulation S and neither of them nor any of their respective representatives will engage in any such Directed Selling Effort within the United States through the expiration of any restricted period set forth in Rule 903 of Regulation S.

Section 2.11

Legends.

It is understood that the Futu Stock will bear the following legend or one that is substantially similar to the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT                              (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER

3056447.11

CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

Additionally, the Futu Stock will bear any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

Section 2.12

Opinion.

The Shareholder shall not transfer any or all of the Futu Stock pursuant to Regulation S or absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of Shareholder’s Futu Stock, without first providing Futu with an opinion of counsel (which counsel and opinion are reasonably satisfactory to Futu) to the effect that such transfer will be made in compliance with Regulation S or will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S. state securities laws.

Section 2.13

Disclosure.

This Agreement, the schedules hereto and any certificate attached hereto or delivered in accordance with the terms hereof by or on behalf of the Shareholder in connection with the Transactions, when taken together, do not contain any untrue statement of a material fact relating to such Shareholder or omit any material fact necessary in order to make the statements contained herein and/or therein not misleading.

ARTICLE III
Representations and Warranties of Natur

Subject to the exceptions set forth in the Natur Disclosure Letter (regardless of whether or not the Natur Disclosure Letter is referenced below with respect to any particular representation or warranty), Natur represents and warrants to Futu as follows.

Section 3.1

Organization and Qualification.

Natur and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither Natur nor any Subsidiary is in violation or default of any of the provisions of its respective Constituent Instruments.  Each of Natur and the Subsidiaries is duly qualified to conduct business in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing or similar ongoing organizational requirement, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of Natur and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on Natur’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and to the knowledge of Natur no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

Section 3.2

Subsidiaries.

All of the direct and indirect subsidiaries of Natur are set forth on Schedule 3.2.  Natur owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

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Section 3.3

Authorization; Enforcement.

Natur has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder.  The execution and delivery of this Agreement by Natur and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of Natur and no further action is required by Natur, the Board of Directors or Natur’s stockholders in connection herewith or therewith other than in connection with the Required Approvals.  This Agreement has been (or upon delivery will have been) duly executed by Natur and, when delivered in accordance with the terms hereof and thereof, this Agreement will constitute the valid and binding obligation of Natur enforceable against Natur in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

Section 3.4

No Conflicts.

The execution, delivery and performance by Natur of this Agreement, and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of Natur’s or any Subsidiary’s Constituent Instruments, (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Natur or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Natur or Subsidiary debt or otherwise) or other understanding to which Natur or any Subsidiary is a party or by which any property or asset of Natur or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Natur or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of Natur or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

Section 3.5

Filings, Consents and Approvals.

Natur is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Natur of the Transaction Documents.

Section 3.6

Capitalization.

The capitalization of Natur as of the date hereof is as set forth on Schedule 3.6. Natur has not issued any capital stock other than as set forth on such Schedule.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement.  Except as set forth on Schedule 3.6, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Natur Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which Natur or any Subsidiary is or may become bound to issue additional shares of Natur Stock or Natur Capital Stock Equivalents or other securities of Natur or capital stock of any Subsidiary.  The consummation of the transactions contemplated by this Agreement will not obligate Natur or any Subsidiary to issue shares of Natur Stock or other securities of any kind whatsoever to any Person and will not result in a right of any holder of Natur securities to adjust the exercise, conversion, exchange or reset the price or otherwise under any of such securities. There are no outstanding securities or instruments of Natur or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which Natur or any Subsidiary is or may become bound to redeem a

3056447.11

security of Natur or such Subsidiary. Except for the options disclosed on Schedule 3.6, Natur does not have any stock option plan, stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of Natur are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all applicable securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No approval or authorization of any stockholder, the Board of Directors or others, which has not been taken, is required for the completion of the share exchange.  There are no stockholders agreements, voting agreements or other similar agreements with respect to Natur’s capital stock to which Natur is a party or, to the knowledge of Natur, between or among any of Natur’s stockholders, which will survive the closing of the share exchange.

Section 3.7

Financial Statements.

The financial statements of Natur for the year ended December 31, 2017, and the unaudited financial statements for the six months ended June 30, 2018, are attached as Schedule 3.7. The financial statements fairly present in all material respects the financial position of Natur and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

Section 3.8

Material Changes; Undisclosed Events, Liabilities or Developments.

Since the date of the latest audited financial statements included within Schedule 3.7, except as set forth on Schedule 3.8, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) Natur has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in Natur’s financial statements, (iii) Natur has not altered its method of accounting, (iv) Natur has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) Natur has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing stock option plans.

Section 3.9

Litigation.

There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of the Share Exchange Agreement or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither Natur nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under applicable laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of Natur, there is not pending or contemplated, any investigation by any governmental body involving Natur or any current or former director or officer of Natur.

Section 3.10

Labor Relations.

No labor dispute exists or, to the knowledge of Natur, is imminent with respect to any of the employees of Natur, which could reasonably be expected to result in a Material Adverse Effect.  None of Natur’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with Natur or such Subsidiary, and neither Natur nor any of its Subsidiaries is a party to a collective bargaining agreement, and Natur and its Subsidiaries believe that their relationships with their employees are good.  To the knowledge of Natur, no executive officer of Natur or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject Natur or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  Natur and its Subsidiaries are in compliance with all applicable laws and regulations applicable to them relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in

3056447.11

compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.11

Compliance.

Neither Natur nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a material default by Natur or any Subsidiary under), nor has Natur or any Subsidiary received written notice of a claim that it is in material default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in material violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

Section 3.12

Regulatory Permits.

Natur and the Subsidiaries possess all certificates, authorizations and permits issued by the regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither Natur nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit.

Section 3.13

Title to Assets.

Natur and the Subsidiaries do not own or lease any real property and have good and marketable title in all personal property owned by them that is material to the business of Natur and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Natur and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties.

Section 3.14

Intellectual Property.

Natur and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  None of, and neither Natur nor any Subsidiary has received a written notice that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement.  Neither Natur nor any Subsidiary has received a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect.  To the knowledge of Natur, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  Natur and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.15

Insurance.

Natur and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Natur and the Subsidiaries are engaged.  Neither Natur nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

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Section 3.16

Transactions with Affiliates and Employees.

Except as set forth on Schedule 3.16, none of the officers or directors of Natur or any Subsidiary and, to the knowledge of Natur, none of the employees of Natur or any Subsidiary is presently a party to any transaction with Natur or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by,  providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Natur, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Natur and (iii) other employee benefits, including stock option agreements under any stock option plan of Natur.

Section 3.17

Certain Fees.

Except as set forth on Schedule 3.17, no brokerage or finder’s fees or commissions are or will be payable by Natur or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

Section 3.18

Tax Status.

Except as set forth on Schedule 3.18 and except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, Natur and its Subsidiaries each (i) has made or filed all income and all other tax returns reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of Natur or of any Subsidiary know of no basis for any such claim.

Section 3.19

Foreign Corrupt Practices.

Neither Natur nor any Subsidiary, nor to the knowledge of Natur or any Subsidiary, any agent or other person acting on behalf of Natur or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, or (iii) failed to disclose fully any contribution made by Natur or any Subsidiary (or made by any person acting on its behalf of which Natur is aware) which is  in violation of law.

Section 3.20

No Disagreements with Accountants and Lawyers.

There are no disagreements of any kind presently existing, or reasonably anticipated by Natur to arise, between Natur and the accountants and lawyers formerly or presently employed by Natur and Natur is current with respect to any fees owed to its accountants and lawyers which could affect Natur’s ability to perform any of its obligations under any of the Transaction Documents.

Section 3.21

Office of Foreign Assets Control.

Neither Natur nor any Subsidiary nor, to Natur’s knowledge, any director, officer, agent, employee or affiliate of Natur or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

Section 3.22

Money Laundering.

The operations of Natur and its Subsidiaries are and have been conducted at all times in compliance with applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and to the knowledge of

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Nature, no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Natur or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of Natur or any Subsidiary, threatened.

Section 3.23

No Disqualification Events.

None of Natur, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of Natur, any beneficial owner of 20% or more of Natur’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with Natur in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Natur has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. Natur has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

Section 3.24

Disclosure.

Except as set forth in the Natur Disclosure Letter, none of the representations and warranties in this Section 3 contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

ARTICLE IV
Representations and Warranties of Futu

Subject to the exceptions set forth in the Futu Disclosure Letter (regardless of whether or not the Futu Disclosure Letter is referenced below with respect to any particular representation or warranty), Futu represents and warrants as follows to Natur and the Shareholders.

Section 4.1

Organization, Standing and Power.

Futu is duly organized, validly existing and in good standing under the laws of the State of Wyoming and has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, has not had and would not reasonably be expected to have (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of Futu and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on Futu’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Futu Material Adverse Effect”).  Futu is duly qualified to do business in each jurisdiction where the nature of its business or its ownership or leasing of its properties makes such qualification necessary and where the failure to so qualify would reasonably be expected to have a Futu Material Adverse Effect.  Futu has delivered to Natur or its counsel true and complete copies of the Futu Charter and the Futu Bylaws.

Section 4.2

Subsidiaries; Equity Interests.

As of the date of this Agreement but not as of the Closing Date, all of the direct and indirect subsidiaries of Futu are set forth on Schedule 4.2.  As of the date of this Agreement, but not immediately after the Closing Date, Futu owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.  As of immediately after the Closing Date, Futu does not own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any Person.

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Section 4.3

Capital Structure.

Except as set forth in Schedule 4.3, the authorized capital stock of Futu consists of 200,000,000 shares of common stock, $0.001 par value, and 5,000,000 shares of preferred stock, $0.001 par value.  As of the date of this Agreement, (a) 11,265,631 shares of Futu’s common stock are issued and outstanding, (b) no shares of preferred stock are issued and outstanding, however, prior to the Closing Date, Futu will file Amended and Restated Articles of Incorporation (A) for the Series A Convertible Preferred Stock, par value $0.01 per share, to designate 2,469.131  shares of preferred stock for that class, for which there have been reserved 81,484,644 shares of Futu common stock to be issuable on conversion of the Series A Convertible Preferred Stock from time to time at an initial conversion rate of $0.030303, subject to adjustment, and (B) for the Series B Convertible Preferred Stock, par value $0.01, to designate 100,000 shares of preferred stock for that class, which will be convertible into 100,000,000 shares of Common Stock once the certificate of incorporation has been amended to change the authorized number of shares of Common Stock, as may be adjusted for any simultaneous reverse split, and (c) no shares of Futu’s common stock or preferred stock are held by Futu in its treasury.  Except as set forth above, no shares of capital stock or other voting securities of Futu were issued, reserved for issuance or outstanding.  All outstanding shares of the capital stock of Futu are, and all such shares that may be issued prior to the date hereof will be when issued, duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the corporate law of Wyoming, the Futu Charter, the Futu Bylaws or any Contract to which Futu is a party or otherwise bound.  As of the date of this Agreement, there are no bonds, debentures, notes or other indebtedness of Futu outstanding having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Futu’s common stock may vote.  As of the date of this Agreement, there are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which Futu is a party or by which it is bound (a) obligating Futu to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, Futu, (b) obligating Futu to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (c) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of Futu.  As of the date of this Agreement, there are no outstanding contractual obligations of Futu to repurchase, redeem or otherwise acquire any shares of capital stock of Futu.  The stockholder list of Futu provided to Natur is a current stockholder list generated by its stock transfer agent, and such list accurately reflects all of the issued and outstanding shares of the Futu’s common stock.

Section 4.4

Authority; Execution and Delivery; Enforceability.

The execution and delivery by Futu of this Agreement and the consummation by Futu of the Transactions have been duly authorized and approved by the Board of Directors of Futu and no other corporate proceedings on the part of Futu are necessary to authorize this Agreement and the Transactions.  This Agreement constitutes a legal, valid and binding obligation of Futu, enforceable against Futu in accordance with the terms hereof.

Section 4.5

No Conflicts; Consents.

(a)

The execution and delivery by Futu of this Agreement does not, and the consummation of Transactions and compliance with the terms hereof will not, contravene, conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or to the increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon any of the properties or assets of Futu under, any

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provision of (i) the Futu Charter or Futu Bylaws, (ii) any material Contract to which Futu is a party or to which any of its properties or assets is subject, or (iii) subject to the filings and other matters referred to in Section 4.5(b), any material order or material Law applicable to Futu or its properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and would not reasonably be expected to have a Futu Material Adverse Effect.

(b)

Except for required filings with the SEC and applicable “Blue Sky” or state securities commissions, no Consent of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to Futu in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions.

Section 4.6

Taxes.

(a)

Futu has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate, except to the extent any failure to file, any delinquency in filing or any inaccuracies in any filed Tax Returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Futu Material Adverse Effect.  All Taxes shown to be due on such Tax Returns, or otherwise owed, have been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Futu Material Adverse Effect.

(b)

The most recent financial statements contained in the SEC Reports reflect an adequate reserve for all Taxes payable by (in addition to any reserve for deferred Taxes to reflect timing differences between book and Tax items) for all Taxable periods and portions thereof through the date of such financial statements.  No deficiency with respect to any Taxes has been proposed, asserted or assessed against Futu, and no requests for waivers of the time to assess any such Taxes are pending, except to the extent any such deficiency or request for waiver, individually or in the aggregate, has not had and would not reasonably be expected to have a Futu Material Adverse Effect.

(c)

There are no Liens for Taxes (other than for current Taxes not yet due and payable) on the assets of Futu.  Futu is not bound by any agreement with respect to Taxes.

Section 4.7

Benefit Plans.

Futu does not, and since its inception never has, maintained or contributed to any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of Futu  As of the date of this Agreement, there are not any employment, consulting, indemnification, severance or termination agreements or arrangements between Futu and any current or former employee, officer or director of Futu, nor does Futu have any general severance plan or policy.

Section 4.8

ERISA Compliance; Excess Parachute Payments.

Futu does not, and since its inception never has, maintained or contributed to any “employee pension benefit plans” (as defined in Section 3(2) of ERISA), “employee welfare benefit plans” (as defined in Section 3(1) of ERISA) or any other benefit plan for the benefit of any current or former employees, consultants, officers or directors of Futu.

Section 4.9

Litigation.

There is no Action against or affecting Futu or any of its properties which (a) adversely affects or challenges the legality, validity or enforceability of either of this Agreement or the Shares or (b) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Futu Material Adverse Effect.  Neither Futu nor

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any director or officer (in his or her capacity as such), is or has been the subject of any Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

Section 4.10

Compliance with Applicable Laws.

Futu is in compliance with all applicable Laws, including those relating to occupational health and safety, the environment, export controls, trade sanctions and embargoes, except for instances of noncompliance that, individually and in the aggregate, have not had and would not reasonably be expected to have a Futu Material Adverse Effect.  Futu has not received any written communication during the past two years from a Governmental Entity that alleges that Futu is not in compliance in any material respect with any applicable Law.  Futu is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Futu Material Adverse Effect.  This Section 4.10 does not relate to matters with respect to Taxes, which are the subject of Section 4.6.

Section 4.11

Contracts.

Except as disclosed in the SEC Reports, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of Futu taken as a whole.  Futu is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or to which it or any of its properties or assets is subject, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Futu Material Adverse Effect.

Section 4.12

Title to Properties.

Futu has good title to, or valid leasehold interests in, all of its properties and assets used in the conduct of its businesses.  All such assets and properties, other than assets and properties in which Futu has leasehold interests, are free and clear of all Liens, except for Liens that, in the aggregate, do not and will not materially interfere with the ability of Futu to conduct business as currently conducted.  Futu has complied in all material respects with the terms of all material leases to which it is a party and under which it is in occupancy, and all such leases are in full force and effect.  Futu enjoys peaceful and undisturbed possession under all such material leases.

Section 4.13

Intellectual Property.

Futu does not own, nor is validly licensed nor otherwise has the right to use, any Intellectual Property Rights.  No claims are pending or, to the knowledge of Futu, threatened that Futu is infringing or otherwise adversely affecting the rights of any person with regard to any Intellectual Property Right.

Section 4.14

Labor Matters.

There is no collective bargaining or other labor union agreements to which Futu is a party or by which it is bound.  No material labor dispute exists or, to the knowledge of Futu, is imminent with respect to any of the employees of Futu.

Section 4.15

SEC Documents; Undisclosed Liabilities.

(a)

Futu has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC since January 1, 2015, pursuant to Sections 13(a), 14(a) and 15(d) of the Exchange Act (the “SEC Reports”).

(b)

As of its respective filing date, each SEC Report complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Report.  Except to the extent that information contained in any SEC Report has been revised or superseded by a later SEC Report, none of the SEC Reports contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or

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necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The consolidated financial statements of Futu included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with the U.S. generally accepted accounting principles (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Futu and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(c)

Except as set forth in the SEC Reports, Futu has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by U.S. generally accepted accounting principles to be set forth on a balance sheet of Futu or in the notes thereto.  There are no financial or contractual obligations and liabilities (including any obligations to issue capital stock or other securities) due after the date hereof.  All liabilities of Futu shall have been paid off and shall in no event remain liabilities of Futu, Natur or the Shareholders following the Closing.

Section 4.16

Transactions With Affiliates and Employees.

Except as disclosed in the SEC Reports, none of the officers or directors of Futu and, to the knowledge of Futu, none of the employees of Futu is presently a party to any transaction with Futu (other than for services as employees, officers and directors), including any Contract or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Futu, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

Section 4.17

Internal Accounting Controls.

Futu maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (c) access to assets is permitted only in accordance with management’s general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Futu has established disclosure controls and procedures for Futu and designed such disclosure controls and procedures to ensure that material information relating to Futu is made known to the officers by others within Futu.  Futu’s officers have evaluated the effectiveness of Futu’s controls and procedures.  Since the date of the most recent financial statements contained in the SEC Reports, there have been no significant changes in Futu’s internal controls or, to Futu’s knowledge, in other factors that could significantly affect Futu’s internal controls.

Section 4.18

Accountants.

Futu’s accounting firm is set forth on Schedule 4.18.  To the knowledge and belief of the Company, such accounting firm (i) is a PCAOB registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2018. There have been no and currently are no disagreements of any kind, or reasonably anticipated by Futu to arise, between Futu and the accountants formerly or presently employed by Futu, and Futu is current with respect to any fees owed to its accountants which could affect Futu’s ability to perform any of its obligations under any of the Transaction Documents.

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Section 4.19

No Disqualification Events.

None of Futu, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of Futu, any beneficial owner of 20% or more of Futu’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with Futu in any capacity at the time of sale is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Futu has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. Futu has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

Section 4.20

Solvency.

Except as disclosed in the SEC Reports, based on the financial condition of Futu as of the Closing Date (assuming (i) that the Closing shall have occurred, (ii) the sale of and receipt of the proceeds of the Series A Convertible Preferred Stock as of the Closing Date, and (iii) the disposition of the Subsidiaries of Futu as of the Closing Date, and (iv) excluding Natur), (a) Futu’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of Futu’s existing debts and other liabilities (including known contingent liabilities) as they mature, (b) Futu’s assets do not constitute an unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted, including its capital needs, and (c) the current cash flow of Futu, together with the proceeds Futu would receive were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid.

Section 4.21

Application of Takeover Protections.

Futu has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Futu Charter or the laws of its state of incorporation that is or could become applicable to the Shareholders as a result of the Shareholders and Futu fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the issuance of the Shares and the Shareholders’ ownership of the Shares.

Section 4.22

Investment Company.

Futu is not, and is not an affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 4.23

Foreign Corrupt Practices.

Neither Futu, nor to Futu’s knowledge, any director, officer, agent, employee or other person acting on behalf of Futu has, in the course of its actions for, or on behalf of, Futu (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

Section 4.24

Office of Foreign Assets Control.

Neither Futu nor any Subsidiary of Futu nor, to Futu’s knowledge, any director, officer, agent, employee or affiliate of Futu or any Subsidiary of Futu is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

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Section 4.25

U.S. Real Property Holding Corporation.

Futu is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

Section 4.26

Money Laundering.

The operations of Futu and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Money Laundering Laws, applicable money laundering statutes and applicable rules and regulations thereunder, and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

Section 4.27

Absence of Certain Changes or Events.

Except as disclosed in the SEC Reports, from the date of the most recent financial statements contained in the SEC Reports to the date of this Agreement, except for the negotiations and documentation of the sale of its Subsidiaries and the negotiations for the sale of and creation of the Series A Convertible Preferred Stock (including a series of preferred stock, Securities Purchase Agreement, Registration Rights Agreement and Investor Warrant), the entry into a 90 day promissory note between Alpha Capital Anstalt and the Company in the amount of $275,000 , Futu has conducted its business only in the ordinary course, and during such period there has not been:

(a)

any change in the assets, liabilities, financial condition or operating results of Futu from that reflected in the financial statements contained in the SEC Reports, except changes in the ordinary course of business that have not caused, in the aggregate, a Futu Material Adverse Effect;

(b)

any damage, destruction or loss, whether or not covered by insurance, that would have a Futu Material Adverse Effect;

(c)

any waiver or compromise by Futu of a valuable right or of a material debt owed to it;

(d)

any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by Futu, except in the ordinary course of business and the satisfaction or discharge of which would not have a Futu Material Adverse Effect;

(e)

any material change to a material Contract by which Futu or any of its assets is bound or subject;

(f)

any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

(g)

any resignation or termination of employment of any officer of Futu;

(h)

any mortgage, pledge, transfer of a security interest in or lien created by Futu with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens that arise in the ordinary course of business and that do not materially impair Futu’s ownership or use of such property or assets;

(i)

any loans or guarantees made by Futu to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

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(j)

any declaration, setting aside or payment or other distribution in respect of any of Futu’s capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by Futu;

(k)

any alteration of Futu’s method of accounting or the identity of its auditors;

(l)

any issuance of equity securities to any officer, director or affiliate, except pursuant to existing Futu stock option plans; or

(m)

any arrangement or commitment by Futu to do any of the things described in this Section 4.26.

Section 4.28

Certain Registration Matters.

Other than in connection with the Series A Convertible Preferred Stock, Futu has not granted or agreed to grant to any person any rights (including “piggy-back” registration rights) to have any securities of Futu registered with the SEC or any other governmental authority that have not been satisfied.

Section 4.29

Listing and Maintenance Requirements.

Futu is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Futu Stock on the trading market on which the Futu Stock is currently listed or quoted.  The issuance and sale of the Shares under this Agreement does not contravene the rules and regulations of the trading market on which the Futu Stock are currently listed or quoted, and no approval of the stockholders of Futu is required for Futu to issue and deliver to the Shareholders the Shares contemplated by this Agreement.

Section 4.30

Disclosure.

Futu confirms that neither it nor any person acting on its behalf has provided the Shareholders or its agents or counsel with any information that Futu believes constitutes material, non-public information except insofar as the existence and terms of the proposed Transactions hereunder may constitute such information and except for information that will be disclosed by Futu under a current report on Form 8-K filed within four business days after the Closing.  Futu understands and confirms that the Shareholders will rely on the foregoing representations and covenants in effecting transactions in securities of Futu.  All of the representations and warranties set forth in this Agreement are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

Section 4.31

No Undisclosed Events, Liabilities, Developments or Circumstances.

No material event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to Futu, or its businesses, properties, prospects, operations or financial condition, that would be required to be disclosed by Futu under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by Futu of its common stock and which has not been publicly announced or will not be publicly announced in a current report on Form 8-K filed within four business days after the Closing.

Section 4.32

No Additional Agreements.

Futu does not have any agreement or understanding with the Shareholders with respect to the Transactions other than as specified in this Agreement.

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ARTICLE V
Conditions to Closing

Section 5.1

Futu Conditions Precedent.

The obligations of the Shareholders and Natur to enter into and complete the Closing are subject, at the option of the Shareholders and Natur, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by Natur and the Shareholders in writing.

(a)

Representations and Covenants. The representations and warranties of Futu contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.  Futu shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Futu on or prior to the Closing Date.  Futu shall have delivered to the Shareholders and Natur a certificate, dated the Closing Date, to the foregoing effect.

(b)

Litigation.  No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the Transactions or to seek damages or a discovery order in connection with such Transactions, or which has or may have, in the reasonable opinion of Natur or the Shareholders, a material adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of Futu.  As of the Closing Date, Futu is not subject to any other action, suit or proceeding before any court or governmental or regulatory body that has been instituted or threatened in respect of its business operations and the operations of its Subsidiary.

(c)

Consents.  All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by Futu for the authorization, execution and delivery of this Agreement and the consummation by it of the Transactions shall have been obtained and made by Futu, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not have a Futu Material Adverse Effect.

(d)

No Material Adverse Change.  There shall not have been any occurrence, event, incident, action, failure to act, or transaction since June 30, 2018 which has had or is reasonably likely to cause a Futu Material Adverse Effect.

(e)

Post-Closing Capitalization.  At, and immediately after, the Closing, the authorized capitalization, and the number of issued and outstanding shares of the capital stock of Futu, on a fully-diluted basis, as indicated on a schedule to be delivered by the Parties at or prior to the Closing, shall be acceptable to Natur and the Shareholders.

(f)

Satisfactory Completion of Due Diligence.  Natur and the Shareholders shall have completed their legal, accounting and business due diligence of Futu and the results thereof shall be satisfactory to Natur and the Shareholders in their sole and absolute discretion.

(g)

SEC Reports; Form 10-Q.  Futu shall have filed all reports and other documents required to be filed by it under the U.S. federal securities laws through the Closing Date.

(h)

OTC Quotation.  Futu shall have maintained its status as a company whose common stock is quoted on the OTC Bulletin Board maintained by the OTC Markets Group, Inc. (the “OTC Markets Group”) and no reason shall exist as to why such status shall not continue immediately following the Closing.

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(i)

No Suspensions of Trading in Futu Stock; Listing.  Trading in the Futu Stock shall not have been suspended by the SEC or by any trading market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding Futu) at any time since the date of execution of this Agreement, and the Futu Stock shall have been at all times since such date listed for trading on a trading market.

(j)

Secretary’s Certificate. Futu shall have delivered to Natur a certificate, signed by its Secretary, certifying that the attached copies of the Futu Charter, Futu Bylaws and resolutions of its Board of Directors approving this Agreement and the Transactions, and appointing such directors and officers as designated by Natur that will be continuing after the Closing as set forth on Annex C hereto, are all true, complete and correct and remain in full force and effect.

(k)

Good Standing Certificate. Futu shall have delivered to Natur a certificate of good standing of Futu dated within five (5) business days of Closing, issued by the Secretary of State of Wyoming.

(l)

Payoff Letters and Releases.  Futu shall have delivered to Natur the following pay-off letters and releases relating to liabilities of Futu as Natur, in form and substance satisfactory to Natur: (i) releases from each of Christopher J. Spencer and John Busshaus to Futu for the payment of accrued salary through the Closing Date in exchange for an aggregate of 2,023,562 shares of Common Stock and (ii) a payoff letter from Burningham Law Group to Futu for the payment of their fees and expenses through the Closing Date. As of the Closing Date, Futu will have not outstanding liabilities that have not been fully satisfied or for which it has not provided for in cash to Natur for its satisfaction of such obligations, other than the 90 day promissory note dated September 21, 2018 between the Company and Alpha Credit Anstalt.  Futu shall also deliver to Natur a cancellation of indebtedness in respect of the promissory note of the Company to Alpha Credit Anstalt for any amount due thereon in excess of $469,313.00.

(m)

Bank Accounts and Vendors.  Futu will have provided to Natur a list of all bank accounts and vendors, and copies of the notices that have been sent or are to be sent to all banks and vendors doing business with Futu indicating the change of management of Futu and providing for the substitution of a designated person of Natur to be the signatory or authorized person over the relationship for the purposes of carrying on the activities of Futu.

(n)

Corporate Records.  Futu will provide to Natur, at or prior to the Closing Date a complete set of the corporate records of Futu, including the official minute book, past financial records and transfer agent records of FUTU.

(o)

Lien Searches.  Futu shall have delivered to Natur the results of UCC, judgment lien and tax lien searches with respect to Futu and its subsidiaries from the jurisdictions of their incorporation (Wyoming), and headquarters of operations (Wyoming, Montana and Pennsylvania), the results of which indicate no liens on the assets of Futu.

(p)

Issuance of Stock Certificates.  Futu shall have delivered to the Shareholders certificates representing the new shares of Futu Stock issued to the Shareholders in accordance with Annex A.

(q)

Shareholder List of Futu.  Futu will have provided to Natur a copy of the shareholder list of the common stock of Futu as of a date that is not more than 15 days prior to the Closing Date, and copies of an OBO and NOBO search of a date not more than one month prior to the Closing Date.

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(r)

Series A and B Convertible Preferred Stock.  Futu has filed Amended and Restated Articles of Incorporation that contain certificates of designations for each of the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock and delivered to the investor(s) buying the Series A Convertible Preferred Stock and to the Shareholders receiving the Series B Convertible Preferred Stock in the exchange under this Agreement, the following: (i) evidence of the receipt of the certificate of designations by the Secretary of State of the State of Wyoming, (ii) executed copies of the financing documentation for the Series A Convertible Preferred Stock, including a Securities Purchase Agreement, a Registration Rights Agreement and Investor Warrant, (iii) evidence of the reservation of shares of common stock of Futu that is issuable on conversion of the Series A Convertible Preferred Stock and exercise of the Investor Warrant, and (iv) certificates or other evidence of ownership of the Common Stock and the Series B Convertible Preferred Stock.

Section 5.2

Natur and Shareholders Conditions Precedent.

The obligations of Futu to enter into and complete the Closing is subject, at the option of Futu, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by Futu in writing.

(a)

Representations and Covenants.  The representations and warranties of the Shareholders and Natur contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.  The Shareholders and Natur shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Shareholders and Natur on or prior to the Closing Date.  Each of Natur and the Shareholders shall have delivered to Futu a certificate, dated the Closing Date, to the foregoing effect.

(b)

Litigation.  No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the Transactions or to seek damages or a discovery order in connection with such Transactions, or which has or may have, in the reasonable opinion of Futu, a material adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of Natur.

(c)

Consents.  All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Shareholders or Natur for the authorization, execution and delivery of this Agreement and the consummation by them of the Transactions, shall have been obtained and made by the Shareholders or Natur, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not have a Material Adverse Effect of Natur.

(d)

No Material Adverse Change.  There shall not have been any occurrence, event, incident, action, failure to act, or transaction since the date of the Financial Statements of Natur which has had or is reasonably likely to cause a Material Adverse Effect on Natur.

(e)

Satisfactory Completion of Due Diligence.  Futu shall have completed its legal, accounting and business due diligence of Natur and the Shareholders and the results thereof shall be satisfactory to Futu in its sole and absolute discretion.

(f)

Secretary’s Certificate. Natur shall have delivered to Futu a certificate, signed by its Secretary (or authorized director or officer), certifying that the attached copies of the Natur Constituent Instruments and resolutions of the Board of Directors of Natur approving this Agreement and the Transactions are all true, complete and correct and remain in full force and effect.

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(g)

Certificate of Continuing Registration.  Natur shall have delivered to Futu a certificate of continuing registration of Natur, dated as of a recent date, issued by the Dutch Chamber of Commerce.

(h)

Delivery of Audit Report and Financial Statements.  Natur shall have completed the Financial Statements of Natur, which shall be prepared in accordance with the accounting principles of the Netherlands, on an unaudited basis for the period ended December 31, 2017.

(i)

Form 8-K.  Natur shall have provided Futu with reasonable assurances that Futu will be able to comply with its obligation to file a current report on Form 8-K within one (1) business days following the Closing containing the requisite disclosure describing the Transaction and that within 45 days will be able to file an amendment thereto to provide the financial statements of Natur and Futu on a combined basis and with required pro forma information pursuant to the rules and regulations of the SEC.

(j)

Share Transfer Documents.  The Shareholders shall have delivered to Futu their respective certificates representing its Natur Stock, accompanied by an executed instrument of transfer for transfer by the Shareholders of its Natur Stock to Futu that is reasonably satisfactory to Futu.

(k)

Series A Convertible Preferred Stock.  Natur has delivered to Futu and the investor(s) buying the Series A Convertible Preferred Stock, the executed copy of the Securities Purchase Agreement for the sale by Futu of the Series A Convertible Preferred Stock, along with duly executed copies of the Registration Rights Agreement and Investor Warrants.

ARTICLE VI
Covenants

Section 6.1

Public Announcements.

(a)

 Futu and Natur will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press releases or other public statements (including public reports to be filed with the SEC) with respect to this Agreement and the Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchanges.

Section 6.2

Fees and Expenses.

All fees and expenses incurred in connection with this Agreement shall be paid by the Party incurring such fees or expenses, whether or not this Agreement or the Transactions contemplated hereby are consummated. This provision will survive any termination of this Agreement.

Section 6.3

Continued Efforts.

Each Party shall use commercially reasonable efforts to (a) take all action reasonably necessary to consummate the Transactions, and (b) take such steps and do such acts as may be necessary to keep all of its representations and warranties true and correct as of the Closing Date with the same effect as if the same had been made, and this Agreement had been dated, as of the Closing Date.

Section 6.4

Exclusivity.

Neither Futu nor Natur shall (a) solicit, initiate, or encourage the submission of any proposal or offer from any person relating to the acquisition of any capital stock or other voting securities of Futu or Natur (as applicable), or any assets of Futu or Natur (as applicable) (including any acquisition structured as a merger, consolidation, share exchange or other business combination), (b) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt

3056447.11

by any person to do or seek any of the foregoing, or (c) take any other action that is inconsistent with the Transactions and that has the effect of avoiding the Closing contemplated hereby.  Each shall notify the other immediately if any person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

Section 6.5

Access.

Each Party shall permit representatives of any other Party to have full access to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to such Party.

Section 6.6

Preservation of Business.

From the date of this Agreement until the Closing Date, each of Futu and Natur shall, except as otherwise permitted by the terms of this Agreement, which will include the disposition or winding up of the Subsidiaries of Futu, operate only in the ordinary and usual course of business consistent with its past practices and shall use reasonable commercial efforts to (a) preserve intact its business organization, (b) preserve the good will and advantageous relationships with customers, suppliers, independent contractors, employees and other Persons material to the operation of its business, (c) pursue the collection of service reimbursement claims, and (d) not permit any action or omission that would cause any of its representations or warranties contained herein to become inaccurate or any of its covenants to be breached in any material respect.

Section 6.7

Resignations and Appointments.

Upon execution of this Agreement, Futu shall deliver to Natur evidence of the resignations of Messrs. Denis Yevstifeyev, Douglas Polinsky and J. Gregory Smith as directors, Mr. Christopher Spencer and Mr. John Busshaus as officers, each of Futu and the appointment of Ms. Ellen Berkers as a director and as the CFO of Futu and Mr. Robert Jan van Olm as the CEO of Futu each resignation and appointment to be effective as of the Closing Date. For the avoidance of doubt, Mr. Christopher J. Spencer will be continuing as a director of Futu.  Futu diligently will work with Mr. Christopher J. Spencer to transition him from being a director to a consulting role commencing a month after the Closing Date.

Section 6.8

Dissolution Plan.

After the Closing, Futu, will use its reasonable commercial efforts to terminate the businesses of its health care subsidiaries, and dissolve the companies, within three months of the Closing Date.

Section 6.9

Adoption of Option Agreements of Natur.

After the Closing, Futu will take such action as may be necessary to provide for the issuance of Futu common stock to fund the stock options of certain employees of Natur, all in such manner as may be the most advantageous to the employees of Natur from a tax and equitable point of view.

Section 6.10

Blue Sky Laws.

Futu shall take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified), if required to be taken under any applicable state securities laws in connection with the issuance of the Futu Stock in connection with this Agreement.

Section 6.11

Filing of 8-K.

Futu shall file, within one (1) business day of the Closing Date, a current report on Form 8-K and attach as exhibits all relevant agreements with the SEC disclosing the terms of this Agreement and other requisite disclosure regarding the Transactions. Within 45 days of the Closing Date, if not before, Futu will file an amendment to the foregoing Form 8-K to include therein the financial statements of Natur and required pro forma information reflecting the Transactions contemplated hereby.  In addition, Futu shall issue a press release at a mutually agreeable time following the Closing Date.

3056447.11

Section 6.12

Post-Exchange Actions.

After the Closing Date, Futu will take action to change the name of the company, increase or otherwise adjust its capitalization (including a reverse split) to permit and cause the conversion of the Class B Convertible Preferred Stock, and will take action to implement and adopt an equity award plan (in addition to funding the outstanding awards to the Natur employees) to provide for equity awards for its directors, officers, employees and consultants, which plan will provide for up to 1,500,000 shares of common stock of Futu to be available for equity awards.

Section 6.13

Shareholders’ Lock-Up.

Each Shareholder agrees, severally, but not jointly, that, from the date hereof until the Filing Date of the Initial Registration Statement (as those terms are defined in the Registration Rights Agreement), such Shareholder will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by such Shareholder or any Affiliate of such Shareholder or any person in privity with such Shareholder or any Affiliate of such Shareholder), directly or indirectly, the Shares of Futu Stock held by such Shareholder; provided; however, that notwithstanding the foregoing, each Shareholder shall be able to freely transfer its Shares of Futu Stock to an Affiliate of such Stockholder, provided that such Affiliate agrees to be bound by the terms of this Section 6.13.

ARTICLE VII
Miscellaneous

Section 7.1

Notices.

All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt by the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to Futu, prior to the Closing Date to:

Future Healthcare of America

5001 Baum Blvd, Suite 770

Pittsburgh, PA 15213

Attention: Christopher J. Spencer

Chief Executive Officer and President

with a copy (which shall not be considered notice for any reason) to:

Burningham Law Group

2150 South 1300 East, Suite 500

Salt Lake City, Utah 84106

Attention: Branden T. Burningham, Esq.

If to Natur, to:

Natur Holding B.V.

Jachthavenweg 124

1081 KJ Amsterdam

The Netherlands

Attention: Ellen Berkers

Chief Financial Officer

3056447.11

with a copy (which shall not be considered notice for any reason) to:

Golenbock Eiseman Assor Bell & Peskoe LLP

711 Third Avenue – 17th Floor

New York, New York 10017

Attention:  Andrew D. Hudders, Esq.

If to the Shareholders at the addresses set forth in Annex A hereto.

Section 7.2

Amendments; Waivers; No Additional Consideration.

No provision of this Agreement may be waived or amended except in a written instrument signed by Futu, Natur and the Shareholders.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

Section 7.3

Termination.

(a)

The Parties may terminate this Agreement as provided below:

(i)

Futu, Natur and the Shareholders may terminate this Agreement by mutual written consent at any time prior to the Closing;

(ii)

Futu may terminate this Agreement by giving written notice to Natur and the Shareholders at any time prior to the Closing (A) in the event Natur has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Futu has notified Natur of the breach, and the breach has continued without cure for a period of twenty (20) days after the notice of breach; or (B) if the Closing shall not have occurred on or before September 30, 2018 by reason of the failure of any condition precedent under Section 5.2 (unless the failure results primarily from Futu itself breaching any representation, warranty, or covenant contained in this Agreement); and

(iii)

Natur may terminate this Agreement by giving written notice to Futu and the Shareholders at any time prior to the Closing (A) in the event Futu has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Natur has notified Futu of the breach, and the breach has continued without cure for a period of twenty (20) days after the notice of breach; or (B) if the Closing shall not have occurred on or before September 30, 2018, by reason of the failure of any condition precedent under Section 5.1 hereof (unless the failure results primarily from Natur or the Shareholders breaching any representation, warranty, or covenant contained in this Agreement).

(b)

If any Party terminates this Agreement pursuant to Section 7.3(a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach).

Section 7.4

Replacement of Securities.

If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, Futu shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Futu of such loss, theft or

3056447.11

destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.  If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, Futu may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

Section 7.5

Remedies.

In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Shareholders, Futu and Natur will be entitled to specific performance under this Agreement.  The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

Section 7.6

Limitation of Liability.

Notwithstanding anything herein to the contrary, each of Futu and Natur acknowledges and agrees that the aggregate liability of each Shareholder arising directly or indirectly, under any Transaction Document of any and every nature whatsoever related to the Transactions contemplated hereby shall be satisfied solely out of the Shares owned by such Shareholder, and that no trustee, officer, other investment vehicle or any other affiliate of any Shareholder or any investor, shareholder or holder of shares of beneficial interest of the Shareholders shall be personally liable for any liabilities of such Shareholder. For the avoidance of doubt, each of the Shareholder representations and warranties and covenants herein are several from each other Shareholder and from Natur’s representations and warranties and covenants.  Each Shareholder representation and warranty herein shall survive until the Closing.

Section 7.7

Interpretation.

When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

Section 7.8

Severability.

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

Section 7.9

Counterparts; Facsimile Execution.

This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.  Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

Section 7.10

Entire Agreement; Third Party Beneficiaries.

This Agreement, taken together with the Disclosure Letters of each of Futu and Natur, (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the Transactions and (b) are not intended to confer upon any person other than the Parties any rights or remedies, except for Section 6.13, which shall be for the benefit of the Series A Purchasers.

3056447.11

Section 7.11

Governing Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent the laws of Wyoming are mandatorily applicable to the Transactions.

Section 7.12

Assignment.

Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of each of the other Parties.  Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

[Signature Page Follows]

3056447.11

IN WITNESS WHEREOF, the parties hereto have caused this Share Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FUTURE HEALTHCARE OF AMERICA

By: /s/ Christopher J. Spencer

Name: Christopher J. Spencer

Title: Chief Executive Officer

NATUR HOLDING B.V.

By: /s/ Robert Jan van Olm

Name: Robert Jan van Olm

Title: Chief Executive Officer

By: /s/ Ellen Berkers

Name: Ellen Berkers

Title: Chief Financial Officer

SHAREHOLDERS:

NL Life Sciences B.V.

By: /s/ Karen Brink

Name: Karen Brink

SFI Gestion de Participaciones Minoritarias, SL

By: /s/ Jose Miguel Uriona

Name : Jose  Miguel Uriona

Stichting Apollo Investments Management

By: /s/ Albert Brink

Name: Albert Brink

By: /s/ Clayton Day

Name: Clayton Day

Efficiency Investment Fund – 6th Wave SP

By: /s/ Tommaso Mingazzini

Name: Tommaso Mingazzini

By: /s/ Stefano Zavaglia

Name: Stefano Zavaglia

3056447.11